Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

among

FIRST SOLAR, INC.,

The Borrowing Subsidiaries Parties Hereto,

The Several Lenders from Time to Time Parties Hereto,

CITICORP NORTH AMERICA, INC. and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agents,

BANK OF AMERICA, N.A., HSBC BANK USA, NATIONAL ASSOCIATION, and CREDIT
AGRICOLE CORPORATE AND INVESTMENT BANK,
as Syndication Agents,

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

Dated as of January 20, 2017

SIXTH AMENDMENT

This Sixth Amendment, dated as of January 20, 2017 (this “Sixth Amendment”), to the Amended and Restated Credit Agreement, dated as of October 15, 2010 (as amended by the First Amendment dated as of May 6, 2011, the Second Amendment dated as of June 30, 2011, the Third Amendment dated as of October 23, 2012, the Fourth Amendment dated as of July 15, 2013 and the Fifth Amendment dated as of June 3, 2015, the “Existing Credit Agreement”), is among First Solar, Inc. a Delaware corporation (the “Company”), the financial institutions and other persons party hereto as Lenders, and JPMorgan Chase Bank, N.A., as the administrative agent (in its capacity as the administrative agent, the “Administrative Agent”).

WITNESSETH:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

WHEREAS, the Company has requested that the Existing Credit Agreement be amended in the manner set forth herein (as so amended, the “Amended Credit Agreement”); and

WHEREAS, Lenders constituting the Required Lenders are willing to agree to this Sixth Amendment on the terms, and subject to the conditions, set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth herein and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1Defined terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.

Section 2Amendments to the Existing Credit Agreement.

2.1	Amendments to Section 1.1. Section 1.1 is hereby amended as follows:

(a)The following defined terms are added in the appropriate alphabetical order:

“Sixth Amendment”: means the Sixth Amendment to this Agreement dated as of January 20, 2017, among the Company, the Lenders party thereto and the Administrative Agent.

“Sixth Amendment Effective Date”: is defined in Section 3 of the Sixth Amendment.

(b)The defined term “Eligible Decreased EBITDA Period” is deleted.

2.2	Amendments to Section 7.1(b). Section 7.1(b) is hereby amended and restated in its entirety to read as follows:

“(b)    [Reserved].”

2.3	Amendment to Section 7.1(c). Section 7.1(c) is hereby amended by replacing “$400,000,000” therein with “$800,000,000”.

2.4	Amendment to Exhibit B. Exhibit B to the Existing Credit Agreement is hereby amended and restated in its entirety to read as set forth in Annex I attached hereto.

Section 3Conditions Precedent. This Sixth Amendment shall become effective at the time (the “Sixth Amendment Effective Date”) when each of the following conditions has been satisfied:

3.1	The Company, the Administrative Agent and Lenders constituting the Required Lenders shall have executed and delivered this Sixth Amendment.

3.2
The Administrative Agent and the Arrangers shall have received all fees required to be paid (including those payable for the account of the Lenders), and all expenses required to be paid for which invoices have been presented prior to the Sixth Amendment Effective Date.

3.3	The Company shall be in pro forma compliance with all financial covenants after giving effect to this Sixth Amendment.

3.4
After giving effect to this Sixth Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties shall be true and correct in all respects) on and as of the Sixth Amendment Effective Date as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date.

3.5
The Company has taken all necessary action to authorize the execution, delivery and performance of this Sixth Amendment, this Sixth Amendment has been duly executed and delivered by the Company, and this Sixth Amendment is the legal, valid and, upon satisfaction of the conditions in Section 3 of this Sixth Amendment, binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally and by principles of equity.

3.6	At the time of and immediately after giving effect to this Sixth Amendment, no Default or Event of Default has occurred and is continuing.

Section 4Reference to and Effect on the Loan Documents. Except as expressly amended hereby, all of the terms and provisions of the Existing Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any Loan Document in similar or different circumstances.

Section 5Counterparts. This Sixth Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Administrative Agent and the Lenders parties hereto. This Sixth Amendment may be executed by one or more of the parties to this Sixth Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Sixth Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Sixth Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

Section 6Governing Law. THIS SIXTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH FURTHER IN SECTIONS 10.12 AND 10.16 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

Section 7Loan Document and Integration. This Sixth Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

[Signature Pages to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FIRST SOLAR, INC., as Borrower

By:	/s/ RICHARD A. ROMERO
Name:	Richard Romero
Title:	VP Project Finance & Treasury

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent

By:	/s/ GREGORY T. MARTIN
Name:	Gregory T. Martin
Title:	Executive Director

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

BANK OF AMERICA, N.A.,

By:	/s/ DONALD SCHULKE
Name:	Donald Schulke
Title:	Senior Vice-President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

HSBC BANK USA, NATIONAL ASSOCIATION,

By:	/s/ ILENE HERNANDEZ
Name:	Ilene Hernandez
Title:	Senior Associate

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,

By:	/s/ GHISLAIN DESCAMPS
Name:	Ghislain Descamps
Title:	Managing Director

By:	/s/ DAN FAHEY
Name:	Dan Fahey
Title:	Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

CITICORP NORTH AMERICA, INC.,

By:	/s/ CARL CHO
Name:	Carl Cho
Title:	Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

WELLS FARGO BANK, NATIONAL ASSOCIATION,

By:	/s/ ANDREA HENDERSEN
Name:	Andrea Hendersen
Title:	Vice President

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

MORGAN STANLEY BANK, N.A.,

By:	/s/ PAT LAYTON
Name:	Pat Layton
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

BMO HARRIS BANK, N.A.,

By:	/s/ BRIAN HARBIN
Name:	Brian Harbin
Title:	Director

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

DEUTSCHE BANK AG NEW YORK BRANCH,

By:	/s/ MARCUS TARKINGTON
Name:	Marcus Tarkington
Title:	Director

By:	/s/ DUSAN LAZAROV
Name:	Dusan Lazarov
Title:	Director

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

MIZUHO BANK, LTD.,

By:	/s/ NELSON CHANG
Name:	Nelson Chang
Title:	Authorized Signatory

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]

GOLDMAN SACHS LENDING PARTNERS LLC,

By:	/s/ DAVID CIRIGLIANO
Name:	David Cirigliano
Title:	Authorized Signer

[Signature Page to Sixth Amendment to Amended and Restated Credit Agreement - First Solar, Inc.]